KRANESHARES TRUST

KraneShares 2X Long ASML Daily ETF,

KraneShares 2X Long BIDU Daily ETF,

KraneShares 2X Long JD Daily ETF,

KraneShares 2X Long GRAB Daily ETF,

KraneShares 2X Long MELI Daily ETF,

KraneShares 2X Long SE Daily ETF, and

KraneShares 2X Long TSM Daily ETF

(each, a “Fund”)

Supplement dated May 21, 2026 to each Fund’s Summary Prospectus, dated April 7, 2025, as each may be supplemented and amended from time to time.

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in each Fund’s Summary Prospectus.

Effective June 1, 2026, each Fund’s principal investment strategies and investment policies are changing. As of that date, the first paragraph of the “Principal Investment Strategies” section in each Fund’s Summary Prospectus is deleted in its entirety and replaced with the following:

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the Underlying Stock and financial instruments, such as swap agreements and options, that, in combination, provide notional investment exposure of two times (200%) the performance of the Underlying Stock. For purposes of this 80% policy, derivatives will be counted based on their notional value.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.